UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 4, 2009
Date of report (Date of earliest event reported)
XATA Corporation
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-27166	41-1641815

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

965 Prairie Center Drive Eden Prairie, MN	55435

(Address of principal executive offices)	(Zip Code)
Telephone Number: (952) 707-5600
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K of XATA Corporation (the “Company”), dated December 4, 2009, is filed for the purpose of providing financial statements and pro forma financial information pursuant to Item 9.01 of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

The following financial statements are filed herewith:
•	Audited combined financial statements of Turnpike Global Technologies Inc. and Turnpike Global Technologies LLC, as of, and for the years ended, September 30, 2009 and 2008.

•	Report of Grant Thornton LLP, Independent Certified Public Accountants.
(b)	Pro Forma Financial Information.

The following pro forma financial information is filed herewith:
•	Unaudited Pro Forma Consolidated Statements of Operations of XATA Corporation, Turnpike Global Technologies Inc., and Turnpike Global Technologies LLC for the Year Ended September 30, 2009.

•	Unaudited Pro Forma Consolidated Balance Sheet of XATA Corporation Turnpike Global Technologies Inc., and Turnpike Global Technologies LLC as of September 30, 2009.

•	Notes to Unaudited Pro Forma Consolidated Financial Information of XATA Corporation, Turnpike Global Technologies Inc., and Turnpike Global Technologies LLC.
(c)	Exhibits.

23.1	Consent of Grant Thornton LLP.

99.1	Audited combined financial statements of Turnpike Global Technologies Inc. and Turnpike Global Technologies LLC, as of, and for the years ended, September 30, 2009 and 2008.

99.2	Report of Grant Thornton LLP, Independent Certified Public Accountants.

99.3	Unaudited Pro Forma Consolidated Balance Sheets of the Company as of September 30, 2009. Unaudited Pro Forma Consolidated Statement of Operations for the year ended September 30, 2009. Notes to Unaudited Pro Forma Consolidated Financial Information of XATA Corporation, Turnpike Global Technologies Inc., and Turnpike Global Technologies LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2010	XATA CORPORATION
	By	/s/ Mark E. Ties
Mark E. Ties
Chief Financial Officer

Index to Exhibits

Exhibit
No.	Description	Method of Filing

23.1	Consent of Grant Thornton LLP.	Electronic Transmission

99.1	Audited combined financial statements of Turnpike Global Technologies Inc. and Turnpike Global Technologies LLC, as of, and for the years ended, September 30, 2009 and 2008.	Electronic Transmission

99.2	Report of Grant Thornton LLP, Independent Certified Public Accountants.	Electronic Transmission

99.3	Unaudited Pro Forma Consolidated Balance Sheets as of September 30, 2009. Unaudited Pro Forma Consolidated Statement of Operations for the year ended September 30, 2009. Notes to Unaudited Pro Forma Consolidated Financial Information of XATA Corporation, Turnpike Global Technologies Inc., and Turnpike Global Technologies LLC.	Electronic Transmission